UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

CATALYST PARTNERS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40419	98-1583476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 University Road, Fourth Floor Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)
(617) 234-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	CPARU	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the Units	CPAR	The NASDAQ Stock Market LLC
Warrants included as part of the Units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CPARW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 17, 2021, the Registration Statement on Form S-1 (File No. 333- 254131) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Catalyst Partners Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On May 20, 2021 the Company consummated the IPO of 30,000,000 Units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-fifth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $300,000,000. Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated May 17, 2021, between the Company and Goldman Sachs & Co. LLC, as representative of the underwriters named in Schedule I therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Warrant Agreement, dated May 17, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;

•	a Private Placement Warrants Purchase Agreement, dated May 17, 2021, between the Company and CAT Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor agreed to purchase an aggregate of 18,666,667 private placement warrants (the “Private Placement Warrants”), each whole Private Placement Warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”), at a price of $0.60 per Private Placement Warrant;

•	an Investment Management Trust Agreement, dated May 17, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated May 17, 2021, among the Company, the Sponsor, Catalyst Partners Foundation (the “Foundation”) and certain directors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, the Foundation and certain directors and officers of the Company, as well as certain transfer restrictions applicable to the Sponsor, the Foundation and certain directors and officers of the Company with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Letter Agreement, dated May 17, 2021, among the Company, the Sponsor, the Foundation and each executive officer and director of the Company, pursuant to which the Sponsor, the Foundation and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•	an Administrative Services Agreement, dated May 17, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 18,666,667 Private Placement Warrants at a price of $0.60 per Private Placement Warrant, generating total proceeds of $11,200,000. The Private Placement Warrants purchased by the Sponsor are substantially similar to the Public Warrants, except that the Private Placement Warrants: (i) entitle the holder thereof to purchase one Class A Ordinary Share at a price of $20.00 per share, (ii) may be exercised for cash or on a cashless basis (so long as they are held by the Sponsor or its permitted transferees), (iii) are not subject to being called for redemption and (iv) together with the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants have been issued pursuant to the Private Placement Warrants Purchase Agreement and the Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The terms of the A&R Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The A&R Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits
1.1	Underwriting Agreement between the Company and Goldman Sachs & Co. LLC
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Shareholder Rights Agreement between the Company, the Sponsor, the Foundation and certain directors and officers of the Company
10.4	Letter Agreement among the Company, the Sponsor, the Foundation and the Company’s officers and directors
10.5	Administrative Services Agreement between the Company and the Sponsor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2021

CATALYST PARTNERS ACQUISITION CORP.

By:	/s/ Evan Sotiriou
Name: Evan Sotiriou
Title: Chief Operating Officer